Exhibit 99.26
                                 -------------
                Computational Materials and/or ABS Term Sheets

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Groups 2 & 3 )

                ARM and Fixed               $323,135,358

                             Detailed Report

Summary of Loans in Statistical Calculation Pool                                          Range
(As of Calculation Date)                                                                  -----
Total Number of Loans                                                 1,745
Total Outstanding Balance                                      $323,135,358
Average Loan Balance                                               $185,178          $39,012 to $791,335
WA Mortgage Rate                                                     7.261%           4.000% to 11.875%
Net WAC                                                              6.752%           3.491% to 11.366%
ARM Characteristics
   WA Gross Margin                                                   6.669%           2.500% to 12.000%
   WA Months to First Roll                                               30                1 to 36
   WA First Periodic Cap                                             1.637%           1.000% to 6.000%
   WA Subsequent Periodic Cap                                        1.457%           1.000% to 2.000%
   WA Lifetime Cap                                                  14.214%          11.000% to 18.875%
   WA Lifetime Floor                                                 7.288%           1.500% to 11.875%
WA Original Term (months)                                               360              360 to 360
WA Remaining Term (months)                                              359              301 to 360
WA LTV                                                               79.05%           41.67% to 97.50%
   Percentage of Pool with CLTV > 100%                                0.00%
   WA Effective LTV (Post MI)                                        79.05%
   Second Liens w/100% CLTV                                           0.00%
WA FICO                                                                 625

Secured by (% of pool)                       1st Liens              100.00%
                                             2nd Liens                0.00%
Prepayment Penalty at Loan Orig (% of all loans)                     72.38%




--------------------------------------------------------------------------------------------------------------------------------
   Top 5 States:        Top 5 Prop:      Doc Types:       Purpose Codes       Occ Codes          Grades          Orig PP Term
   -------------        -----------      ----------       -------------       ---------          ------          ------------
 CA        24.20%    SFR      66.46%  FULL       63.98%  PUR        72.05%   OO    99.45%    A        92.00%    0         27.62%
 FL         8.22%    PUD      20.90%  STATED     36.02%  RCO        25.04%   2H     0.30%    A-        2.35%   12         5.79%
 TX         6.62%    CND       8.47%                     RNC         2.91%   INV    0.25%    B         2.82%   24         35.41%
 NY         4.87%    2 FAM     3.51%                                                         C         1.51%   30         0.10%
 IL         4.82%    CNDP      0.32%                                                         C-        1.08%   36         27.55%
                                                                                             D         0.24%   60         3.51%
--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                             Page 1 of 9                  11/2/2005 12:24:02 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Groups 2 & 3 )

                ARM and Fixed               $323,135,358

                             Detailed Report

----------------------------------------------------------------------------------------------------------------------------
                                                       Program
----------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF        % OF           AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                         BALANCE    LOANS       TOTAL           BALANCE            WAC     TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                        $1,955,766        8        0.61          $244,471          7.720   359.69      587     74.2
2/28 LIB6M                      $68,252,454      387       21.12          $176,363          7.161   359.29      635     78.7
2/28 LIB6M - IO - 24            $48,469,053      193       15.00          $251,135          6.931   359.21      616     79.2
2/28 LIB6M - IO - 60             $4,956,873       20        1.53          $247,844          6.876   357.90      608     80.0
3/27 LIB6M                     $118,675,560      728       36.73          $163,016          7.566   359.25      626     79.4
3/27 LIB6M - IO - 36            $50,509,427      233       15.63          $216,779          7.168   359.16      612     79.3
3/27 LIB6M - IO - 60             $4,850,490       27        1.50          $179,648          7.562   358.15      606     80.0
30Yr Fixed                      $21,590,540      127        6.68          $170,004          6.893   358.68      646     77.8
30Yr Fixed - CC                    $715,793        7        0.22          $102,256          8.594   358.63      620     77.3
30Yr Fixed - IO - 60             $3,159,403       15        0.98          $210,627          6.626   358.71      635     75.6
----------------------------------------------------------------------------------------------------------------------------
                               $323,135,358    1,745      100.00          $185,178          7.261   359.16      625     79.1
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                                     Original Term
----------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF        % OF           AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                         BALANCE    LOANS       TOTAL           BALANCE            WAC     TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------
ARM 360                        $297,669,622    1,596       92.12          $186,510          7.292   359.20      623     79.2
Fixed 360                       $25,465,736      149        7.88          $170,911          6.908   358.68      644     77.6
----------------------------------------------------------------------------------------------------------------------------
                               $323,135,358    1,745      100.00          $185,178          7.261   359.16      625     79.1
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                                Range of Current Balance
----------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF        % OF           AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                         BALANCE    LOANS       TOTAL           BALANCE            WAC     TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00             $88,947        2        0.03           $44,474          8.670   333.56      669     75.4
$50,000.01 - $75,000.00          $5,480,040       85        1.70           $64,471          8.094   359.24      622     79.1
$75,000.01 - $100,000.00        $22,205,098      250        6.87           $88,820          7.683   359.15      614     79.5
$100,000.01 - $150,000.00       $61,609,980      500       19.07          $123,220          7.489   359.11      621     79.6
$150,000.01 - $200,000.00       $55,803,488      320       17.27          $174,386          7.308   359.15      625     79.6
$200,000.01 - $250,000.00       $47,540,793      212       14.71          $224,249          7.336   359.10      627     78.7
$250,000.01 - $300,000.00       $37,965,930      139       11.75          $273,136          7.045   359.12      629     78.8
$300,000.01 - $350,000.00       $29,089,860       91        9.00          $319,669          6.943   359.22      627     79.2
$350,000.01 - $400,000.00       $25,641,890       68        7.94          $377,087          6.907   359.23      630     79.0
$400,000.01 - $450,000.00       $12,670,410       30        3.92          $422,347          6.999   359.23      631     78.3
$450,000.01 - $500,000.00       $12,723,567       27        3.94          $471,243          6.927   359.30      617     78.1
$500,000.01 - $550,000.00        $5,245,934       10        1.62          $524,593          6.891   359.40      635     79.5
$550,000.01 - $600,000.00        $1,780,760        3        0.55          $593,587          7.067   360.00      602     70.0
$600,000.01 - $650,000.00        $3,090,580        5        0.96          $618,116          7.928   359.20      647     77.0
$650,000.01 - $700,000.00          $682,500        1        0.21          $682,500          6.375   359.00      640     70.0
$700,000.01 - $750,000.00          $724,245        1        0.22          $724,245          8.750   360.00      556     75.1
$750,000.01 - $800,000.00          $791,335        1        0.24          $791,335          6.875   359.00      629     80.0
----------------------------------------------------------------------------------------------------------------------------
                               $323,135,358    1,745      100.00          $185,178          7.261   359.16      625     79.1
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                              Page 2 of 9                 11/2/2005 12:24:02 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Groups 2 & 3 )

                ARM and Fixed               $323,135,358

                             Detailed Report

--------------------------------------------------------------------------------------------------------------------------------
                                                                 State
--------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT     # OF          % OF         AVERAGE          GROSS   REMG.               ORIG
DESCRIPTION                             BALANCE    LOANS         TOTAL         BALANCE            WAC    TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
Alabama                                $512,166        6          0.16         $85,361          7.328  359.30       592     79.9
Alaska                                  $80,000        1          0.02         $80,000          9.180  360.00       508     80.0
Arizona                             $10,281,788       67          3.18        $153,460          7.267  359.21       633     79.2
California                          $78,213,182      250         24.20        $312,853          6.835  359.22       625     78.1
Colorado                             $8,737,402       48          2.70        $182,029          6.816  359.09       618     80.0
Connecticut                          $5,453,887       31          1.69        $175,932          7.431  359.25       628     78.2
Delaware                               $939,119        6          0.29        $156,520          7.050  358.91       646     80.0
District of Columbia                   $349,200        2          0.11        $174,600          6.770  359.56       651     80.0
Florida                             $26,551,931      144          8.22        $184,388          7.396  359.25       629     79.6
Georgia                             $14,568,447       95          4.51        $153,352          7.617  359.10       613     80.0
Hawaii                               $2,487,262        9          0.77        $276,362          6.459  359.32       660     77.5
Idaho                                $1,899,713       15          0.59        $126,648          7.564  359.15       627     81.8
Illinois                            $15,582,543       97          4.82        $160,645          7.721  359.31       618     78.5
Indiana                              $2,764,333       20          0.86        $138,217          7.681  359.08       613     79.8
Iowa                                   $822,459        8          0.25        $102,807          7.094  359.08       648     76.7
Kansas                               $1,374,417       13          0.43        $105,724          7.593  359.34       624     79.8
Kentucky                             $1,355,520       14          0.42         $96,823          7.481  358.86       623     79.8
Louisiana                              $247,685        2          0.08        $123,843          6.596  358.58       637     79.8
Maine                                  $786,002        7          0.24        $112,286          7.460  359.26       609     79.0
Maryland                             $9,105,749       41          2.82        $222,091          7.405  359.12       623     79.0
Massachusetts                       $10,898,375       52          3.37        $209,584          7.630  359.02       627     78.9
Michigan                             $7,867,915       59          2.43        $133,354          7.535  359.11       615     77.4
Minnesota                            $2,893,913       16          0.90        $180,870          7.429  359.11       643     81.7
Mississippi                            $126,546        1          0.04        $126,546          7.100  358.00       634     75.0
Missouri                             $3,403,509       28          1.05        $121,554          7.546  359.19       625     79.5
Montana                              $1,032,971        7          0.32        $147,567          7.103  359.21       618     80.0
Nebraska                               $262,822        3          0.08         $87,607          7.194  349.98       666     79.3
Nevada                               $8,290,657       36          2.57        $230,296          7.103  359.21       625     79.8
New Hampshire                        $1,427,670        9          0.44        $158,630          7.072  359.35       615     78.3
New Jersey                           $7,176,140       32          2.22        $224,254          7.813  359.30       620     78.5
New Mexico                           $1,074,060        7          0.33        $153,437          7.366  359.09       627     80.0
New York                            $15,744,135       55          4.87        $286,257          7.152  359.28       646     78.3
North Carolina                       $7,189,224       52          2.22        $138,254          7.480  358.91       612     80.2
North Dakota                           $415,159        4          0.13        $103,790          7.994  359.42       627     80.0
Ohio                                 $5,111,578       46          1.58        $111,121          7.943  359.12       603     79.7
Oklahoma                               $863,583       10          0.27         $86,358          7.483  359.21       642     80.0
Oregon                               $4,370,722       25          1.35        $174,829          6.677  359.24       641     80.0
Pennsylvania                         $5,049,253       35          1.56        $144,264          7.179  359.22       618     80.4
Rhode Island                         $1,736,114        6          0.54        $289,352          8.169  358.85       590     75.9
South Carolina                       $1,924,428       15          0.60        $128,295          7.783  358.92       603     80.4
South Dakota                           $103,934        1          0.03        $103,934          8.250  359.00       762     80.0
Tennessee                            $3,692,449       30          1.14        $123,082          7.094  359.05       645     79.9
Texas                               $21,400,276      180          6.62        $118,890          7.640  359.04       622     80.0
Utah                                 $3,510,189       27          1.09        $130,007          6.979  358.85       631     79.9
Vermont                                 $91,500        1          0.03         $91,500          6.875  359.00       593     75.0



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                              Page 3 of 9                 11/2/2005 12:24:02 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Groups 2 & 3 )

                ARM and Fixed               $323,135,358

                             Detailed Report

------------------------------------------------------------------------------------------------------------------------------
                                                           State
------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF          % OF         AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                           BALANCE    LOANS         TOTAL         BALANCE            WAC     TERM     FICO      LTV
------------------------------------------------------------------------------------------------------------------------------
Virginia                           $7,316,270       29          2.26        $252,285          7.385   358.98      613     77.9
Washington                        $13,569,476       72          4.20        $188,465          6.889   359.16      627     80.0
West Virginia                        $850,463        6          0.26        $141,744          7.833   359.17      574     80.0
Wisconsin                          $2,605,901       17          0.81        $153,288          8.089   359.15      631     79.9
Wyoming                            $1,023,324        8          0.32        $127,915          7.737   358.98      617     80.0
------------------------------------------------------------------------------------------------------------------------------
                                 $323,135,358    1,745        100.00        $185,178          7.261   359.16      625     79.1
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                     Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF          % OF         AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                           BALANCE    LOANS         TOTAL         BALANCE            WAC     TERM     FICO      LTV
------------------------------------------------------------------------------------------------------------------------------
<= 50.00                           $2,339,053       11          0.72        $212,641          7.536   359.43      582     46.1
50.01 - 55.00                      $1,123,528        4          0.35        $280,882          6.250   359.26      616     53.9
55.01 - 60.00                      $1,566,258        7          0.48        $223,751          6.720   359.38      597     58.2
60.01 - 65.00                      $1,305,261        4          0.40        $326,315          5.870   359.28      648     62.8
65.01 - 70.00                      $2,920,078        9          0.90        $324,453          7.546   359.50      604     69.2
70.01 - 75.00                     $22,478,672      106          6.96        $212,063          7.669   359.16      605     74.6
75.01 - 80.00                    $287,327,494    1,585         88.92        $181,279          7.234   359.15      627     79.9
80.01 - 85.00                      $1,863,260        8          0.58        $232,908          7.031   359.47      591     84.8
85.01 - 90.00                      $1,782,236        9          0.55        $198,026          7.845   359.01      599     89.5
90.01 - 95.00                        $234,650        1          0.07        $234,650          8.500   359.00      597     95.0
95.01 - 100.00                       $194,869        1          0.06        $194,869          7.980   359.00      609     97.5
------------------------------------------------------------------------------------------------------------------------------
                                 $323,135,358    1,745        100.00        $185,178          7.261   359.16      625     79.1
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF          % OF         AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                           BALANCE    LOANS         TOTAL         BALANCE            WAC     TERM     FICO      LTV
------------------------------------------------------------------------------------------------------------------------------
<= 4.000                             $224,000        1          0.07        $224,000          4.000   360.00      585     80.0
4.501 - 5.000                        $532,000        2          0.16        $266,000          4.882   360.00      600     80.0
5.001 - 5.500                      $1,719,030        5          0.53        $343,806          5.423   358.93      605     80.0
5.501 - 6.000                     $16,403,993       61          5.08        $268,918          5.853   359.20      631     76.9
6.001 - 6.500                     $49,804,674      226         15.41        $220,375          6.349   359.13      633     79.0
6.501 - 7.000                     $87,605,271      444         27.11        $197,309          6.815   359.16      631     78.9
7.001 - 7.500                     $62,911,860      348         19.47        $180,781          7.313   359.12      630     79.7
7.501 - 8.000                     $50,091,948      306         15.50        $163,699          7.783   359.16      624     79.3
8.001 - 8.500                     $23,376,474      153          7.23        $152,787          8.290   359.22      619     79.9
8.501 - 9.000                     $16,064,292      102          4.97        $157,493          8.778   359.25      597     79.0
9.001 - 9.500                      $7,964,659       48          2.46        $165,930          9.323   359.40      577     76.5
9.501 - 10.000                     $3,580,487       26          1.11        $137,711          9.737   359.23      565     78.8
10.001 - 10.500                    $1,445,223       11          0.45        $131,384         10.335   359.24      593     78.7
10.501 - 11.000                      $878,130        7          0.27        $125,447         10.713   356.66      542     77.0


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                Page 4 of 9               11/2/2005 12:24:02 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Groups 2 & 3 )

                ARM and Fixed               $323,135,358

                             Detailed Report

-----------------------------------------------------------------------------------------------------------------------------
                                                 Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF          % OF         AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                          BALANCE    LOANS         TOTAL         BALANCE            WAC     TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                     $175,878        2          0.05         $87,939         11.290   359.00      545     80.0
11.501 - 12.000                     $357,439        3          0.11        $119,146         11.774   359.00      532     77.2
-----------------------------------------------------------------------------------------------------------------------------
                                $323,135,358    1,745        100.00        $185,178          7.261   359.16      625     79.1
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                        Property Type
-----------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF          % OF         AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                          BALANCE    LOANS         TOTAL         BALANCE            WAC     TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------
SFR                             $214,754,831    1,186         66.46        $181,075          7.215   359.14      624     78.9
PUD                              $67,539,803      355         20.90        $190,253          7.262   359.10      624     79.8
CND                              $27,373,955      150          8.47        $182,493          7.491   359.34      629     79.1
2 FAM                            $11,330,773       42          3.51        $269,780          7.417   359.40      643     78.5
CNDP                              $1,030,064        7          0.32        $147,152          7.795   359.48      596     77.7
3 FAM                               $719,929        3          0.22        $239,976          8.478   359.00      603     64.0
4 FAM                               $240,000        1          0.07        $240,000          9.500   360.00      597     80.0
MNF                                 $146,004        1          0.05        $146,004          6.875   358.00      651     75.0
-----------------------------------------------------------------------------------------------------------------------------
                                $323,135,358    1,745        100.00        $185,178          7.261   359.16      625     79.1
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                           Purpose
-----------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF          % OF         AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                          BALANCE    LOANS         TOTAL         BALANCE            WAC     TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------
PUR                             $232,813,435    1,287         72.05        $180,896          7.354   359.16      627     79.5
RCO                              $80,904,048      397         25.04        $203,789          7.021   359.17      618     77.7
RNC                               $9,417,875       61          2.91        $154,391          7.054   359.01      626     79.4
-----------------------------------------------------------------------------------------------------------------------------
                                $323,135,358    1,745        100.00        $185,178          7.261   359.16      625     79.1
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy
-----------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF          % OF         AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                          BALANCE    LOANS         TOTAL         BALANCE            WAC     TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------
OO                              $321,355,008    1,735         99.45        $185,219          7.257   359.16      625     79.1
2H                                  $976,309        6          0.30        $162,718          8.080   359.51      601     76.7
INV                                 $804,042        4          0.25        $201,010          8.049   359.00      584     77.9
-----------------------------------------------------------------------------------------------------------------------------
                                $323,135,358    1,745        100.00        $185,178          7.261   359.16      625     79.1
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                        Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF          % OF         AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                          BALANCE    LOANS         TOTAL         BALANCE            WAC     TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                             Page 5 of 9                  11/2/2005 12:24:02 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Groups 2 & 3 )

                ARM and Fixed               $323,135,358

                             Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                       Range of Months Remaining to Scheduled Maturity
-------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT     # OF       % OF            AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                            BALANCE    LOANS      TOTAL            BALANCE            WAC     TERM     FICO      LTV
-------------------------------------------------------------------------------------------------------------------------------
301 - 360                         $323,135,358    1,745     100.00           $185,178          7.261   359.16      625     79.1
-------------------------------------------------------------------------------------------------------------------------------
                                  $323,135,358    1,745     100.00           $185,178          7.261   359.16      625     79.1
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                            Collateral Grouped by Document Type
-------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT     # OF       % OF            AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                            BALANCE    LOANS      TOTAL            BALANCE            WAC     TERM     FICO      LTV
-------------------------------------------------------------------------------------------------------------------------------
FULL                              $206,738,421    1,190      63.98           $173,730          7.147   359.08      611     79.2
STATED INCOME                     $116,396,937      555      36.02           $209,724          7.465   359.30      649     78.8
-------------------------------------------------------------------------------------------------------------------------------
                                  $323,135,358    1,745     100.00           $185,178          7.261   359.16      625     79.1
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Grouped by FICO
-------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT     # OF       % OF            AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                            BALANCE    LOANS      TOTAL            BALANCE            WAC     TERM     FICO      LTV
-------------------------------------------------------------------------------------------------------------------------------
801 - 820                             $223,813        1       0.07           $223,813          6.900   359.00      816     80.0
781 - 800                             $310,705        1       0.10           $310,705          7.000   359.00      797     80.0
761 - 780                           $1,509,894        8       0.47           $188,737          6.973   359.03      769     80.0
741 - 760                           $2,280,168        9       0.71           $253,352          7.228   359.20      752     79.5
721 - 740                           $7,179,401       36       2.22           $199,428          7.093   359.24      731     79.9
701 - 720                           $7,139,530       32       2.21           $223,110          6.895   358.60      710     79.0
681 - 700                          $14,983,973       75       4.64           $199,786          6.947   359.22      690     78.8
661 - 680                          $19,156,043      113       5.93           $169,523          7.143   359.08      670     79.8
641 - 660                          $35,806,759      200      11.08           $179,034          7.214   359.16      650     79.4
621 - 640                          $82,433,171      405      25.51           $203,539          7.169   359.22      630     79.5
601 - 620                          $63,041,546      359      19.51           $175,603          7.071   359.12      610     78.8
581 - 600                          $54,789,058      311      16.96           $176,171          7.215   359.09      591     79.3
561 - 580                          $16,707,819       90       5.17           $185,642          7.878   359.33      571     77.6
541 - 560                          $10,248,462       60       3.17           $170,808          8.629   359.38      552     78.6
521 - 540                           $4,149,348       29       1.28           $143,081          8.896   359.25      532     74.8
501 - 520                           $3,039,730       15       0.94           $202,649          8.541   359.33      509     73.6
<= 500                                $135,938        1       0.04           $135,938          9.875   359.00      500     80.0
-------------------------------------------------------------------------------------------------------------------------------
                                  $323,135,358    1,745     100.00           $185,178          7.261   359.16      625     79.1
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                              Grade
-------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT     # OF       % OF            AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                            BALANCE    LOANS      TOTAL            BALANCE            WAC     TERM     FICO      LTV
-------------------------------------------------------------------------------------------------------------------------------
A                                 $297,287,938    1,620      92.00           $183,511          7.242   359.15      626     79.3
A-                                  $7,581,125       30       2.35           $252,704          7.238   359.19      600     75.3
B                                   $9,126,548       43       2.82           $212,245          7.690   359.30      602     77.3



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                Page 6 of 9               11/2/2005 12:24:02 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Groups 2 & 3 )

                ARM and Fixed               $323,135,358

                             Detailed Report

---------------------------------------------------------------------------------------------------------------------------
                                                        Grade
---------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF          AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                        BALANCE    LOANS        TOTAL          BALANCE            WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
C                               $4,879,030       25         1.51         $195,161          7.310   359.44      614     72.3
C-                              $3,480,763       20         1.08         $174,038          7.607   359.52      626     77.2
D                                 $779,954        7         0.24         $111,422          8.178   359.26      609     73.7
---------------------------------------------------------------------------------------------------------------------------
                              $323,135,358    1,745       100.00         $185,178          7.261   359.16      625     79.1
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                   Collateral Grouped by Prepayment Penalty Months
---------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF          AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                        BALANCE    LOANS        TOTAL          BALANCE            WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
0                              $89,259,591      487        27.62         $183,285          7.652   359.22      625     79.2
12                             $18,725,077       85         5.79         $220,295          7.535   359.09      628     78.5
24                            $114,434,468      573        35.41         $199,711          7.029   359.23      623     78.8
30                                $336,777        2         0.10         $168,389          7.058   358.00      614     80.0
36                             $89,034,134      521        27.55         $170,891          7.180   359.07      624     79.5
60                             $11,345,310       77         3.51         $147,342          6.729   358.76      645     78.4
---------------------------------------------------------------------------------------------------------------------------
                              $323,135,358    1,745       100.00         $185,178          7.261   359.16      625     79.1
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                             Range of Months to Roll             (Excludes     149    Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------
                       WA          CURRENT     # OF         % OF          AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION           MTR          BALANCE    LOANS        TOTAL          BALANCE            WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
0 - 6                   6       $1,994,778        9         0.67         $221,642          7.784   358.54      590     74.3
19 - 24                23     $121,678,379      600        40.88         $202,797          7.058   359.20      626     78.9
32 - 37                35     $173,996,465      987        58.45         $176,288          7.450   359.21      622     79.4
---------------------------------------------------------------------------------------------------------------------------
                              $297,669,622    1,596       100.00         $186,510          7.292   359.20      623     79.2
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                 Range of Margin                 (Excludes     149    Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF          AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                        BALANCE    LOANS        TOTAL          BALANCE            WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                     $174,400        1         0.06         $174,400          7.500   359.00      602     80.0
3.001 - 4.000                     $658,613        4         0.22         $164,653          6.837   358.13      623     80.0
4.001 - 5.000                   $2,394,108       12         0.80         $199,509          6.231   359.41      610     74.6
5.001 - 6.000                  $89,524,983      479        30.08         $186,900          7.294   359.26      609     78.8
6.001 - 7.000                 $110,320,043      536        37.06         $205,821          6.943   359.19      632     79.4
7.001 - 8.000                  $78,125,496      456        26.25         $171,328          7.575   359.17      628     79.5
8.001 - 9.000                  $15,205,419       99         5.11         $153,590          8.375   359.11      623     78.5
9.001 - 10.000                  $1,161,342        8         0.39         $145,168          9.427   359.22      579     83.1
11.001 - 12.000                   $105,218        1         0.04         $105,218          6.650   358.00      630     80.0
---------------------------------------------------------------------------------------------------------------------------
6.669                         $297,669,622    1,596       100.00         $186,510          7.292   359.20      623     79.2
---------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                               Page 7 of 9                11/2/2005 12:24:02 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Groups 2 & 3 )

                ARM and Fixed               $323,135,358

                             Detailed Report

----------------------------------------------------------------------------------------------------------------------------
                                               Range of Maximum Rates            (Excludes      149    Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF        % OF          AVERAGE           GROSS    REMG.             ORIG
DESCRIPTION                          BALANCE    LOANS       TOTAL          BALANCE             WAC     TERM    FICO      LTV
----------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                     $224,000        1        0.08         $224,000           4.000   360.00     585     80.0
11.501 - 12.000                   $1,224,905        5        0.41         $244,981           5.497   359.43     673     80.0
12.001 - 12.500                   $4,633,739       20        1.56         $231,687           6.034   358.60     628     80.0
12.501 - 13.000                  $19,005,466       76        6.38         $250,072           6.135   359.06     625     78.1
13.001 - 13.500                  $46,100,420      217       15.49         $212,444           6.447   359.14     630     79.3
13.501 - 14.000                  $77,933,698      395       26.18         $197,301           6.878   359.21     629     79.2
14.001 - 14.500                  $55,557,227      302       18.66         $183,964           7.355   359.20     628     79.7
14.501 - 15.000                  $43,750,931      265       14.70         $165,098           7.809   359.27     623     79.2
15.001 - 15.500                  $21,263,014      137        7.14         $155,204           8.307   359.32     621     79.8
15.501 - 16.000                  $14,349,697       88        4.82         $163,065           8.781   359.33     592     78.8
16.001 - 16.500                   $7,619,222       45        2.56         $169,316           9.340   359.42     578     76.3
16.501 - 17.000                   $3,353,579       24        1.13         $139,732           9.744   358.57     565     79.2
17.001 - 17.500                   $1,281,288       10        0.43         $128,129          10.314   359.27     584     78.5
17.501 - 18.000                     $839,118        6        0.28         $139,853          10.700   359.25     534     77.1
18.001 - 18.500                     $175,878        2        0.06          $87,939          11.290   359.00     545     80.0
18.501 - 19.000                     $357,439        3        0.12         $119,146          11.774   359.00     532     77.2
----------------------------------------------------------------------------------------------------------------------------
14.214                          $297,669,622    1,596      100.00         $186,510           7.292   359.20     623     79.2
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                               Initial Periodic Rate Cap         (Excludes      149    Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF        % OF          AVERAGE           GROSS    REMG.             ORIG
DESCRIPTION                          BALANCE    LOANS       TOTAL          BALANCE             WAC     TERM    FICO      LTV
----------------------------------------------------------------------------------------------------------------------------
1.000                             $2,741,768       15        0.92         $182,785           7.646   359.57     594     75.6
1.500                           $266,773,637    1,418       89.62         $188,134           7.290   359.30     622     79.2
2.000                             $1,396,944        6        0.47         $232,824           6.842   358.44     629     80.0
3.000                            $26,291,200      155        8.83         $169,621           7.303   358.26     633     79.8
5.000                               $210,074        1        0.07         $210,074           7.300   358.00     632     80.0
6.000                               $256,000        1        0.09         $256,000           6.675   357.00     613     80.0
----------------------------------------------------------------------------------------------------------------------------
                                $297,669,622    1,596      100.00         $186,510           7.292   359.20     623     79.2
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                              Subsequent Periodic Rate Cap       (Excludes      149    Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF        % OF          AVERAGE           GROSS    REMG.             ORIG
DESCRIPTION                          BALANCE    LOANS       TOTAL          BALANCE             WAC     TERM    FICO      LTV
----------------------------------------------------------------------------------------------------------------------------
1.000                            $25,761,662      147        8.65         $175,249           7.339   358.45     629     79.3
1.500                           $271,697,887    1,448       91.27         $187,637           7.287   359.27     623     79.2
2.000                               $210,074        1        0.07         $210,074           7.300   358.00     632     80.0
----------------------------------------------------------------------------------------------------------------------------
                                $297,669,622    1,596      100.00         $186,510           7.292   359.20     623     79.2
----------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                              Page 8 of 9                 11/2/2005 12:24:02 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Groups 2 & 3 )

                ARM and Fixed               $323,135,358

                             Detailed Report

----------------------------------------------------------------------------------------------------------------------------
                                             Range of Lifetime Rate Floor         (Excludes     149    Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF       % OF            AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                         BALANCE    LOANS      TOTAL            BALANCE            WAC     TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                       $82,431        1       0.03            $82,431          7.900   359.00      582     80.0
3.001 - 4.000                      $224,000        1       0.08           $224,000          4.000   360.00      585     80.0
4.001 - 5.000                      $532,000        2       0.18           $266,000          4.882   360.00      600     80.0
5.001 - 6.000                   $15,769,879       57       5.30           $276,665          5.821   359.33      622     78.0
6.001 - 7.000                  $123,241,793      598      41.40           $206,090          6.653   359.19      630     79.2
7.001 - 8.000                  $105,509,092      601      35.45           $175,556          7.524   359.17      627     79.5
8.001 - 9.000                   $38,387,207      244      12.90           $157,325          8.486   359.25      609     79.5
9.001 - 10.000                  $11,066,551       69       3.72           $160,385          9.444   359.36      573     77.3
> 10.000                         $2,856,670       23       0.96           $124,203         10.690   358.40      567     78.1
----------------------------------------------------------------------------------------------------------------------------
                               $297,669,622    1,596     100.00           $186,510          7.292   359.20      623     79.2
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                             Next Interest Adjustment Date        (Excludes     149    Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF       % OF            AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                         BALANCE    LOANS      TOTAL            BALANCE            WAC     TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------
12/05                               $39,012        1       0.01            $39,012         11.000   301.00      717     75.0
04/06                              $607,016        4       0.20           $151,754          8.286   359.00      583     77.3
05/06                            $1,348,750        4       0.45           $337,188          7.466   360.00      589     72.9
08/07                            $2,208,321       10       0.74           $220,832          7.193   357.04      604     80.4
09/07                           $11,115,845       57       3.73           $195,015          6.849   358.05      623     79.7
10/07                           $68,744,354      346      23.09           $198,683          7.085   359.00      629     79.0
11/07                           $39,609,859      187      13.31           $211,817          7.061   360.00      622     78.4
07/08                              $527,607        3       0.18           $175,869          6.988   356.00      617     77.9
08/08                            $1,480,682       10       0.50           $148,068          7.293   357.00      620     80.0
09/08                           $12,941,747       71       4.35           $182,278          7.407   358.04      624     79.8
10/08                          $106,227,926      616      35.69           $172,448          7.482   359.00      621     79.5
11/08                           $52,818,504      287      17.74           $184,037          7.405   360.00      623     79.0
----------------------------------------------------------------------------------------------------------------------------
                               $297,669,622    1,596     100.00           $186,510          7.292   359.20      623     79.2
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                               Page 9 of 9                11/2/2005 12:24:02 PM